UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 4, 2004

(Date of earliest event reported)

    INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Route 141 & Henry Clay Road, Building E336 Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

                        (302) 498-6700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2004, Incyte Corporation issued a press release announcing financial results for its third fiscal quarter ended September 30, 2004. The full text of the press release is furnished as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1    Press release issued by Incyte Corporation dated November 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCYTE CORPORATION

Date: November 4, 2004	By:	/S/ PATRICIA A. SCHRECK
Patricia A. Schreck Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Incyte Corporation dated November 4, 2004.